    As filed with the Securities and Exchange Commission on October 15, 2003
                          Registration No. 333-_______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       ADVANCIS PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)

                         DELAWARE                                                 52-2208264
             (State or other jurisdiction of                         (I.R.S. Employer Identification No.)
              Incorporation or organization)

               20425 SENECA MEADOWS PARKWAY
                GERMANTOWN, MARYLAND 20876

                      (301) 944-6600                                                 20876
         (Address of principal executive offices)                                 (Zip Code)

            AMENDED AND RESTATED ADVANCIS PHARMACEUTICAL CORPORATION
                              STOCK INCENTIVE PLAN
        ADVANCIS PHARMACEUTICAL CORPORATION EMPLOYEE STOCK PURCHASE PLAN
                              (Full title of plans)

     (Name, address and telephone
     number of agent for service)                         (Copy to)
       EDWARD M. RUDNIC, PH.D.                       R.W. SMITH, JR., ESQ.
PRESIDENT AND CHIEF EXECUTIVE OFFICER              HOWARD S. SCHWARTZ, ESQ.
 ADVANCIS PHARMACEUTICAL CORPORATION                   PIPER RUDNICK LLP
     20425 SENECA MEADOWS PARKWAY                      6225 SMITH AVENUE
      GERMANTOWN, MARYLAND 20876                   BALTIMORE, MARYLAND 21209
          (301) 944-6600                                 (410) 580-3000

                         CALCULATION OF REGISTRATION FEE

                                                               PROPOSED           PROPOSED
                                            AMOUNT             MAXIMUM            MAXIMUM            AMOUNT OF
                                             TO BE             OFFERING          AGGREGATE         REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED     REGISTERED (1)      PRICE PER UNIT     OFFERING PRICE           FEE
Common Stock, $.01 par value
    Stock Incentive Plan                  1,626,626         $      .78 (2)       $ 1,268,769        $      103

                                          2,941,053         $    13.00 (3)       $38,233,689        $    3,094

    Employee Stock Purchase Plan            100,000         $    13.00 (4)       $ 1,300,000        $      106
                                          ---------                               ----------         ----------
TOTAL                                     4,667,679                              $40,802,458        $    3,303
                                          ---------                               ----------         ----------

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of additional shares of Common Stock that may be offered or issued by reason of stock splits, stock dividends or similar transactions.

(2) Pursuant to Rule 457(h), the aggregate offering price and the fee have been computed upon the basis of the price at which the options granted under the Amended and Restated Advancis Pharmaceutical Corporation Stock Incentive Plan (the "Plan") may be exercised. The offering price per share set forth for such shares is the weighted average exercise price at which such options are exercisable.

(3) The price of $13.00 per share, which is the average of the high and low proposed initial public offering price of the Common Stock, is set forth solely for the purpose of calculating the fee pursuant to Rule 457(h) for an aggregate number of 2,941,053 shares, of which 2,516,764 shares have not been issued under the Plan and are not subject to outstanding awards under the Plan and 424,289 shares are outstanding under the Plan, but are subject to forfeiture, and therefore may become available again for issuance under the Plan.

(4) The price of $13.00 per share, which is the average of the high and low proposed initial public offering price of the Common Stock, is set forth solely for the purpose of calculating the fee pursuant to Rule 457(h) for all shares issuable pursuant to the Advancis Pharmaceutical Corporation Employee Stock Purchase Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         Not required to be included in this Form S-8 Registration Statement pursuant to the introductory Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents which have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) The Registrant's Registration Statement on Form S-1 (File No. 333-107599);

         (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), since the end of the fiscal year covered by the document referred to in (a) above; and

         (c) Description of Common Stock of the Registrant contained or incorporated in the registration statements filed by the Registrant under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit, or proceeding, provided the person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. A similar standard of care is applicable in the case of actions by or in the right of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action was brought determines that, despite the adjudication of liability but in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnity for expenses that the Delaware Court of Chancery or other court shall deem proper.

         The Registrant's certificate of incorporation and bylaws provide that the Registrant will indemnify and advance expenses to the Registrant's directors, officers and employees to the fullest extent permitted by Delaware law in connection with any threatened, pending or completed action, suit or proceeding to which such person was or is a party or is threatened to be made a party by reason of the fact that he or she is or was a director, officer or employee of the Registrant, or is or was serving at the Registrant's request as a director, officer, employee or agent of another corporation or enterprise. The Registrant has entered into indemnification agreements with each of the Registrant's directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Delaware General Corporation Law.

         The Registrant maintains directors' and officers' liability insurance to insure the Registrant's directors and officers against liability for actions or omissions occurring in their capacity as a director or officer, subject to certain exclusions and limitations.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION
------     -----------
4.1        Fifth Restated Certificate of Incorporation of the Registrant, as amended
           (incorporated by reference from Exhibit 3.1 of the Registrant's Registration
           Statement on Form S-1) (File No. 333-107599)

4.2        Amendment to Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 3.2 of Amendment No. 1 to the Registrant's
           Registration Statement on Form S-1) (File No. 333-107599)

4.3        Form of Certificate of Incorporation of the Registrant to be in effect after the closing of the offering made pursuant to the Registration Statement on
           Form S-1 (incorporated by reference from Exhibit 3.2 of the Registrant's
           Registration Statement on Form S-1) (File No. 333-107599)

4.4        Amended and Restated Bylaws of the Registrant, as amended (incorporated by reference from Exhibit 3.3 of the Registrant's Registration Statement on
           Form S-1) (File No. 333-107599)

4.5        Form of Bylaws of the Registrant to be in effect after the closing of the offering made pursuant to the Registration Statement on Form S-1
           (incorporated by reference from Exhibit 3.4 of the Registrant's Registration
           Statement on Form S-1) (File No. 333-107599)

4.6        Specimen Stock Certificate for shares of Common Stock of the Registrant
           (incorporated by reference from Exhibit 4.1 of the Registrant's Registration
           Statement on Form S-1) (File No. 333-107599)

4.7        Amended and Restated Advancis Pharmaceutical Corporation Stock Incentive
           Plan (incorporated by reference from Exhibit 10.14 of Amendment No. 3 to the
           Registrant's Registration Statement on Form S-1) (File No. 333-107599)

4.8 Advancis Pharmaceutical Corporation Employee Stock Purchase Plan (filed herewith)

5.1 Opinion of Piper Rudnick LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered on this Registration Statement (filed herewith)

23.1       Consent of Counsel (contained in Exhibit 5.1)

23.2       Consent of Independent Accountants (filed herewith)

24.1       Power of Attorney (included on Signature Page)

ITEM 9. UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         Paragraphs (l)(i) and (l)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Germantown, State of Maryland, on the 15th day of October, 2003.

                                ADVANCIS PHARMACEUTICAL CORPORATION



                                By:    /s/ Edward M. Rudnic
                                       --------------------
                                       Edward M. Rudnic, Ph.D.
                                       President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, the administrator of the Employee Stock Purchase Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Germantown, State of Maryland, on the 15th day of October, 2003.

                                ADVANCIS PHARMACEUTICAL CORPORATION
                                EMPLOYEE STOCK PURCHASE PLAN

                                By:       /s/ Wayne T. Hockmeyer
                                      ------------------------------------------
                                      On Behalf of the Compensation Committee as
                                      Plan Administrator

                               POWERS OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Edward M. Rudnic, Ph.D. and Steven A. Shallcross as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                                     Title                                        Date
---------                                                     -----                                        ----
/s/ Edward M. Rudnic, Ph.D.              President, Chief Executive Officer and Director             October 15, 2003
---------------------------------
Edward M. Rudnic, Ph.D.                           (Principal Executive Officer)

/s/ Steven A. Shallcross                  Senior Vice President, Chief Financial Officer             October 15, 2003
---------------------------------
Steven A. Shallcross                                      and Treasurer
                                           (Principal Financial and Accounting Officer)

/s/ James D. Isbister                           Chairman of the Board and Director                   October 15, 2003
---------------------------------
James D. Isbister

/s/ James H. Cavanaugh, Ph.D.                                Director                                October 15, 2003
-----------------------------
James H. Cavanaugh, Ph.D.

/s/ Elizabeth Czerepak                                       Director                                October 15, 2003
---------------------------------
Elizabeth Czerepak

/s/ R. Gordon Douglas, M.D.                                  Director                                October 15, 2003
---------------------------------
R. Gordon Douglas, M.D.

/s/ Richard W. Dugan                                         Director                                October 15, 2003
---------------------------------
Richard W. Dugan

/s/ Wayne T. Hockmeyer, Ph.D.                                Director                                October 15, 2003
-----------------------------
Wayne T. Hockmeyer, Ph.D.

/s/ Harold R. Werner                                         Director                                October 15, 2003
---------------------------------
Harold R. Werner

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
------     -----------
4.1        Fifth Restated Certificate of Incorporation of the Registrant, as amended
           (incorporated by reference from Exhibit 3.1 of the Registrant's Registration
           Statement on Form S-1) (File No. 333-107599)

4.2        Amendment to Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 3.2 of Amendment No. 1 to the Registrant's
           Registration Statement on Form S-1) (File No. 333-107599)

4.3        Form of Certificate of Incorporation of the Registrant to be in effect after the closing of the offering made pursuant to the Registration Statement on
           Form S-1 (incorporated by reference from Exhibit 3.2 of the Registrant's
           Registration Statement on Form S-1) (File No. 333-107599)

4.4        Amended and Restated Bylaws of the Registrant, as amended (incorporated by reference from Exhibit 3.3 of the Registrant's Registration Statement on
           Form S-1) (File No. 333-107599)

4.5        Form of Bylaws of the Registrant to be in effect after the closing of the offering made pursuant to the Registration Statement on Form S-1
           (incorporated by reference from Exhibit 3.4 of the Registrant's Registration
           Statement on Form S-1) (File No. 333-107599)

4.6        Specimen Stock Certificate for shares of Common Stock of the Registrant
           (incorporated by reference from Exhibit 4.1 of the Registrant's Registration
           Statement on Form S-1) (File No. 333-107599)

4.7        Amended and Restated Advancis Pharmaceutical Corporation Stock Incentive
           Plan (incorporated by reference from Exhibit 10.14 of Amendment No. 3 to the
           Registrant's Registration Statement on Form S-1) (File No. 333-107599)

4.8 Advancis Pharmaceutical Corporation Employee Stock Purchase Plan (filed herewith)

5.1 Opinion of Piper Rudnick LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered on this Registration Statement (filed herewith)

23.1       Consent of Counsel (contained in Exhibit 5.1)

23.2       Consent of Independent Accountants (filed herewith)

24.1       Power of Attorney (included on Signature Page)